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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2003

Commission file number    0-3821
                          ------

                             GENCOR INDUSTRIES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         0-3821                 59-0933147
         --------                         ------                 ----------
(State or other jurisdiction of   Commission File Number      (I.R.S. Employer
 incorporated or organization)                               Identification No.)


             5201 North Orange Blossom Trail, Orlando, Florida 32810
             -------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)

                                 (407) 290-6000
                                  -------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

On August 1, 2003, Gencor Industries, Inc. ("Gencor") entered into a Security Agreement (the "Agreement") with PNC Bank, N.A. (PNC). The Agreement established a three-year revolving $20,000,000 maximum credit facility. A copy of the Agreement is attached as Exhibit 4.48.


Item 7. Exhibits

Exhibits No.        Item
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4.48                Security Agreement dated August 1, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 GENCOR INDUSTRIES, INC.

August 8, 2003                   By: /s/  E.J. Elliott
                                     -------------------------------------------
                                        E.J. Elliott, Chairman and President

August 8, 2003                   By: /s/  Scott W. Runkel
                                     -------------------------------------------
                                        Scott W. Runkel, Chief Financial Officer